UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2015 (September 7, 2015)

MEDIA GENERAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-6383	46-5188184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 E. Franklin Street
Richmond, VA 23219
(Address of principal executive offices, including zip code)

(804) 887-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

On September 8, 2015, Media General, Inc. (the “Company”) announced the entry into an Agreement and Plan of Merger by and among the Company, certain of its subsidiaries and Meredith Corporation, an Iowa corporation (“Meredith”), providing for a strategic business combination transaction between the Company and Meredith (the “Meredith Merger”). This Form 8-K includes Meredith’s audited financial statements as of June 30, 2015 and 2014 and for each of the years in the three year period ended June 30, 2015, and the pro forma financial information relating to the Meredith Merger.

Item 9.01.    Financial Statements and Exhibits.

(a) Financial statements of business acquired

The audited consolidated financial statements of Meredith as of June 30, 2015 and 2014 and for each of the years in the three-year period ended June 30, 2015, the notes related thereto and the report of the independent registered public accounting firm thereon are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The audited consolidated financial statements of each of LIN Media, LLC (“LIN Media”) and LIN Television Corporation (“LIN Television”) as of December 31, 2013, and 2012 and for each of the years in the three-year period ended December 31, 2013, the notes related thereto and the reports of the independent registered public accounting firm thereon are filed herewith as Exhibit 99.2 and incorporated herein by reference.

The unaudited consolidated financial statements of each of LIN Media and LIN Television as of September 30, 2014 and 2013 and for each of the nine-months ended September 30, 2014 and 2013 and the notes related thereto are filed herewith as Exhibit 99.4 and incorporated herein by reference .

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2015 and for the year ended December 31, 2014 and the notes related thereto are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm of Meredith.

23.2	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of LIN Media.

23.3	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of LIN Television.

99.1	Audited consolidated financial statements of Meredith as of June 30, 2015 and 2014 and for each of the years in the three-year period ended June 30, 2015.

99.2	Audited consolidated financial statements of each of LIN Media and LIN Television as of December 31, 2013 and 2012 and for each of the years in the three-year period ended December 31, 2013.

99.3	Unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2015 and for the year ended December 31, 2014.

99.4	Unaudited consolidated financial statements of each of LIN Media and LIN Television as of and for the nine months ended September 30, 2014 and 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2015	MEDIA GENERAL, INC.

	By:	/s/ James F. Woodward
	Name:	James F. Woodward
	Title:	Senior Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm of Meredith.

23.2	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of LIN Media.

23.3	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of LIN Television.

99.1	Audited consolidated financial statements of Meredith as of June 30, 2015 and 2014 and for each of the years in the three-year period ended June 30, 2015.

99.2	Audited consolidated financial statements of each of LIN Media and LIN Television as of December 31, 2013 and 2012 and for each of the years in the three-year period ended December 31, 2013.

99.3	Unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2015 and for the year ended December 31, 2014.

99.4	Unaudited consolidated financial statements of each of LIN Media and LIN Television as of and for the nine months ended September 30, 2014 and 2013.